SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Strategic High Yield Tax-Free Fund
Class T shares are not available for purchase.
Please Retain This Supplement for Future Reference

October 3, 2018
PROSTKR-1087